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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     February 20, 2001
                                                         -----------------------


                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                      0-31479                58-1832055
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


                     7213 Potomac Drive, Boise, Idaho 83704
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       (208) 376-8500
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 20, 2001, Biogan International, Inc. (the "Company") engaged the firm of KPMG LLP as its independent certifying accountants. The Company has not consulted with KPMG LLP on any matter which would require disclosure under Item 304 of Regulation S-K.

         Prior to the engagement of KPMG LLP, Bersch Accounting served as the Company's independent certifying accountants. Bersch Accounting will continue to act as the Company's certifying accountants with respect to the Company's Form 10-QSB for the quarter ending September 20, 2000.

         The Company has requested that Bersch Accounting furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, which letter will be filed by amendment to this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         (c)      EXHIBITS.

                  16. Letter from Bersch Accounting to the Securities and Exchange Commission regarding change in the Company's certifying accountant.*

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         *        To be filed by amendment.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 26, 2001               BIOGAN INTERNATIONAL, INC.


                                       By:   /s/ GILLES LAVERDIERE
                                          ---------------------------------
                                          Gilles LaVerdiere, Chief Executive
                                          Officer, and President

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